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                                                               EXECUTION VERSION

                              WORLDPAGES.COM, INC.

                            NON-COMPETITION AGREEMENT

         THIS AGREEMENT is entered into as of April 26, 2001, by and among Richard O'Neal ("Employee"), WorldPages.com, Inc., a Delaware corporation (the "Company") and TransWestern Publishing Company LLC, a Delaware limited liability company ("TransWestern"). The Company, TransWestern and Employee are sometimes collectively referred to herein as the "Parties" and individually as a "Party".

         Employee has been an employee, officer, director and stockholder of the Company, and as such, possesses special knowledge, abilities and experience regarding the business of the Company. The Company, WorldPages Merger Subsidiary, Inc., a Delaware corporation ("Merger Sub") and TransWestern, are parties to an Agreement and Plan of Merger, of even date herewith (the "Merger Agreement"), whereby Merger Sub shall merge with and into the Company and the Company shall be the surviving corporation in the merger (the "Merger"). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Merger Agreement.

         The Parties acknowledge that their entering into this Agreement is a material condition to Merger Sub and TransWestern entering into the Merger Agreement and that neither Merger Sub nor TransWestern would not have been willing to execute the Merger Agreement or to consummate the Merger had the Parties not entered into this Agreement.

         In order to induce Merger Sub and TransWestern to enter into the Merger Agreement and in consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

         1.       NON-COMPETITION.

         a. During the period beginning on the Closing Date and ending on the third anniversary of the Closing Date (the "Non-Competition Period"), Employee shall not, directly or indirectly, either for himself or for any other person, partnership, corporation or company, participate in (or permit his name to be used by) any business or enterprise (including, without limitation, any division, group or franchise of a larger organization) which engages in or proposes to engage in the Business (as defined below) in (i) any city of any State with respect to which the Company or its affiliates currently or within the past 24 months has published a yellow-page directory including, without limitation, each city which is covered by any of the directories listed in Exhibit 6.24 of the Merger Agreement or (ii) any city of Texas or Oklahoma with respect to which TransWestern or any of its affiliates currently or within the past 24 months has published a yellow-page directory; except that Employee may participate in a partnership, corporation or other company engaged in the Internet Yellow Page Business (as defined below) if, but only if, such partnership, corporation or other company does not engage in, and is not affiliated in any respect to any other person,

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partnership, corporation or company engaged in, the Business in the
Non-Compete territory. For purposes of this Agreement, the term "participate" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, franchisor, franchisee, creditor, owner or otherwise; provided that the term "participate" shall not include ownership of less than 2% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market. Employee agrees that this covenant is reasonable with respect to its duration, geographical area and scope. For purposes of this Agreement, "Business" shall mean the promotion, sale, distribution, production or printing of telephone "yellow page" directories or similar products or related services. For purposes of this Agreement, "Internet Yellow Page Business" shall mean the promotion, production and distribution solely via the Internet of yellow page directories in electronic format.

         b. During the Non-Competition Period, without the express written consent of TransWestern, Employee shall not (i) induce or attempt to induce any employee of the Company, TransWestern or any of their respective subsidiaries (other than any Exempt Employee), to leave their employ or in any way interfere with the relationship between the Company, TransWestern or any of their respective subsidiaries and any of their employees (other than any Exempt Employee), (ii) hire any person who was an employee of the Company or any subsidiary (other than (A) an Exempt Employee and (B) up to six (6) sales representatives who are not Exempt Employees) at any time during the two years prior to the Closing Date or (iii) induce or attempt to induce any supplier, licensee, licensor, franchisee or other business relation of the Company, TransWestern or any of their respective subsidiaries to cease doing business with them or in any way interfere with the relationship between the Company, TransWestern or any of their respective subsidiaries and any such person or business relation (including, without limitation, making any negative statements or communications about the Company, TransWestern or their respective subsidiaries). "Exempt Employee" shall mean each person listed on SCHEDULE A attached hereto.

         c. The Parties hereto agree that the Company and TransWestern would suffer irreparable harm from a breach by Employee of any of the covenants or agreements contained herein. In the event of an alleged or threatened breach by the Employee of any of the provisions of this paragraph 1, TransWestern, the Company or their respective successors or assigns shall be entitled to an injunction or injunctions to prevent any breach of this Agreement and to specific performance of the terms hereof, in addition to all other rights and remedies existing in its favor (including without limit the extension of the Non-Competition Period by a period equal to the length of any violation of this paragraph 1). In the event of an alleged breach or violation by Employee of any of the provisions of this paragraph 1, the Non-Competition Period described above shall be tolled until such alleged breach or violation has been duly cured. Employee agrees that these restrictions are reasonable.

         2. CONFIDENTIAL INFORMATION. Employee acknowledges that the information, observations and data relating to the business of the Company and its subsidiaries which Employee has obtained as an employee, officer, director and stockholder of the Company and its subsidiaries

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are the property of the Company and its subsidiaries. Employee agrees that he shall not use for his own purposes or disclose to any third party any of such information, observations or data without the prior written consent of the Board of Directors of the Company (the "Board"), unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's acts or omissions. The foregoing restrictions of this paragraph 2 shall not apply to any information in Employee's possession or known to Employee before its disclosure to Employee by the Company. Employee shall deliver to the Company on or before the Closing Date, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documentation (and copies thereof) relating to the business of the Company and its subsidiaries which Employee may then possess or have under his control.

         3. COMPENSATION. In consideration of the non-competition covenant set forth in paragraph 1, and the other covenants and agreements contained herein, the Company shall pay to Employee $50,000 in cash by wire transfer on each of the first six six-month anniversaries of the Closing Date (as defined in the Merger Agreement) (the "Supplemental Non-Compete Payments"); provided that Employee's right to receive the Supplemental Non-Compete Payment payable on any such payment date shall be conditioned upon Employee having complied with his obligations under paragraphs 1 and 2 of this Agreement.

         4. OTHER REMEDIES. In addition to and not in derogation of any other rights and remedies provided herein, including without limitation, the injunctive remedy contemplated in paragraph 1(c), in the event of a breach by the Employee of any provision set forth in paragraph 1 or paragraph 2 of this Agreement which is not cured by Employee within 30 days after notice to him of such breach or upon any determination by a court of competent jurisdiction that the covenant contained in paragraph 1(a) is not reasonable or is otherwise unenforceable, then Employee shall promptly return to the Company any amounts paid to Employee pursuant to this Agreement and the Company shall be released without further action by the parties hereto from any further obligation to make any additional Supplemental Non-Compete Payments to Employee.

         5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company and TransWestern and their respective affiliates, successors and assigns and shall be binding upon and inure to the benefit of Employee and his legal representatives and assigns. Without limiting the generality of the foregoing, the Surviving Corporation (as defined in the Merger Agreement) is intended to succeed to the Company's rights hereunder. The Company and TransWestern may assign or transfer their respective rights hereunder to any of their respective affiliates or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company.

         6. AMENDMENT, MODIFICATION OR WAIVER. No amendment, modification or waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by all of the Parties hereto, it being understood by TransWestern that the Company and Employee may not, without TransWestern's prior written consent, enter into any agreement (i) that


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would cause Employee's representations and warranties set forth in paragraph
10 to not be true and correct at and as of the Closing Date or (ii) that create or impose any obligations on the Company to be performed after the Closing Date. No course of dealing between the Parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of the Company, TransWestern or Employee in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company, TransWestern or Employee of any such right or remedy shall preclude other or further exercises thereof. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

         7. GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

         8. SEVERABILITY. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement; provided that if a court having competent jurisdiction shall find that the covenant contained in paragraph 1(a) hereof is not reasonable, such court shall have the power to reduce the duration and/or geographic area and/or scope of such covenant, and the covenant shall be enforceable in this reduced form.

         9. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party.

         10. EMPLOYEE'S REPRESENTATIONS. Employee represents and warrants to the Company that, as of the date hereof and as of the Closing (i) Employee's execution, delivery and performance of this Agreement does not and shall not conflict with, or result in the breach of or violation of, any other agreement, instrument, order, judgment or decree to which he is a party or by which he is bound, (ii) Employee is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity, (iii) upon termination of his employment of the Company, Employee is not presently entitled to, and upon consummation of the Merger will not be entitled to, any change of control, severance or similar payment from the Company and (iv) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Employee, enforceable in accordance with its terms.


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         11. NOTICE. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office mail, postage prepaid, addressed to the other Party hereto at his or its address shown below:

         IF TO THE COMPANY:

         WorldPages.com, Inc.
         6801 Gaylord Parkway
         Suite 300
         Frisco, Texas 75034
         Attention: Chief Financial Officer

         IF TO TRANSWESTERN:

         TransWestern Publishing Company LLC
         8344 Clairmont Mesa Blvd.
         San Diego, California 92111
         Attention: Chief Financial Officer

         WITH A COPY TO:

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attention: William S. Kirsch, P.C.


         IF TO EMPLOYEE:

         Richard O'Neal
         2 Quadrille Park
         Amarillo, Texas 79106

or at such other address as such Party may designate by ten days advance written notice to the other Party.


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         12. CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

         13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Parties with respect to the termination of Employee's employment and the other matters described herein and supersedes all other prior agreements and understandings, both written and oral, (including without limitation the Employment Agreement, dated as of February 18, 1998, between the Company and Employee) between the Parties or any of them with respect to the subject matter hereof, Employee's employment by the Company and/or the termination of such employment.

         14. COUNTERPARTS. This Agreement may be executed in counterparts (including by means of signature pages sent by facsimile), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                       WORLDPAGES.COM., INC.

                       By:     /s/ Michael A. Pruss
                           ----------------------------

                       Its:  Vice President and Chief Financial Officer

                       TRANSWESTERN PUBLISHING COMPANY LLC

                       By:      /s/ Ricardo Puente
                           ----------------------------

                       Its: CEO

                               /s/ Richard O'Neal
                           ----------------------------
                                   Richard O'Neal


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